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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 30, 2002
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)



              Delaware                               1-8606                                23-2259884
    (State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)


   1095 Avenue of the Americas,
   New York, New York                                                                        10036
   (Address of principal executive offices)                                                (Zip Code)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

Attached as an exhibit is a press release issued by Verizon Communications Inc. on April 30, 2002.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99 Press release dated April 30, 2002, issued by Verizon Communications Inc.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              Verizon Communications Inc.
                                          -------------------------------------
                                                     (Registrant)

Date:            April 30, 2002                  /s/ Marianne Drost
          ------------------------------  -------------------------------------
                                          Marianne Drost
                                          Senior Vice President, Deputy General
                                          Counsel and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit
Number       Description
--------     -----------
99           Press release dated April 30, 2002, issued by Verizon
             Communications Inc.